Summary Prospectus August 1, 2019

Pear Tree PNC International Small Cap Fund	Ordinary Shares: QISOX Institutional Shares: QISIX R6 Shares: QISRX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2019, as amended, are incorporated by reference into this summary prospectus.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

Investment Objective: Long-term capital appreciation.
Fee Table and Expenses of International Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of International Small Cap Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses (1)	0.60%	0.60%	0.45%
Total Annual Fund Operating Expenses (1)	1.75%	1.50%	1.35%
Fee Waiver and/ or Expense Reimbursement (1)	N/A	0.12% (2)	N/A
Total Annual Fund Operating Expenses after Fee Waiver and/ or Expense Reimbursement (1)	1.75%	1.38%	1.35%
(1)
"Other Expenses" are calculated as of June 30, 2019.

(2)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of International Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have the right to recoup from International Small Cap Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in International Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in International Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that International Small Cap Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$178	$551	$949	$2,062
Institutional Shares	$141	$462	$807	$1,780
R6 Shares	$137	$428	$739	$1,624
Portfolio Turnover
International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect International Small Cap Fund's performance. During the most recent fiscal year, International Small Cap Fund's portfolio turnover rate was 22 percent (unannualized) of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, International Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap foreign markets issuers, or in the form of American Depositary Receipts (ADRs), that is, certificates that trade in the U.S. and which represent title to shares of a foreign markets issuer held by an overseas bank. International Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as one or more mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers. International Small Cap Fund generally will be invested in issuers in ten or more foreign countries. International Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion.
International Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, growth-based, fundamental research, to identify potential investments. International

Small Cap Fund’s investment process seeks to identify companies with robust and sustainable growth rates, high-quality balance sheets, and management teams with clearly defined growth strategies. In allocating the Fund's assets, the sub-adviser also incorporates information on the economic and financial market conditions within each country. The sub-adviser's portfolio construction process seeks to combine the best investment candidates within the sub-adviser's recommended framework of country allocations. International Small Cap Fund is "non-diversified," which means it may invest a higher percentage of its assets in a smaller number of issuers.
International Small Cap Fund may buy or sell options for hedging purposes. The extent of its use of options may vary over time based on its sub-adviser’s assessment of market conditions and other factors. International Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments also for hedging purposes.
International Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value, or the change in value, of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. International Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in International Small Cap Fund. An investment in International Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings The share price of International Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which International Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which International Small Cap Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities  International Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Growth Stock Investing Growth stocks, especially common shares likely held by International Small Cap Fund, are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the sub-adviser's assessment of the prospect for a company's growth is wrong, or if the sub-adviser's judgement of how other investors will value the company's growth is wrong, the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.
Small-Capitalization Securities Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of International Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk  To meet shareholder redemption requests and other cash requirements, International Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing International Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk  International Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of International Small Cap Fund's portfolio. International Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Currency and Option Contracts and Other Derivatives  International Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for International Small Cap Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds To the extent that International Small Cap Fund invests in mutual funds and exchange-traded funds (ETFs), its investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting International Small Cap Fund shareholders to some duplication of fees.
Non-Diversification  International Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on International Small Cap Fund.
Sector  International Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular industry sector. From time to time, however, it may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus  International Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that International Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
As International Small Cap Fund had commenced operations in 2019, there is no historical performance information to present. Performance history will be presented after the fund has been in operation for one full calendar year. Current performance information will be available through peartreefunds.com after International Small Cap Fund commences operations.
Management
International Small Cap Fund is managed by Pear Tree Advisors, Inc. International Small Cap Fund is sub-advised by PNC Capital Advisors, LLC (“PNC Capital Advisors”). The following employees of PNC Capital Advisors serve as the portfolio managers of International Small Cap Fund:
Investment Team	Position at PNC Capital Advisors	Manager of the Fund Since
Martin C. Schulz	Managing Director, International Equity and Principal Portfolio Manager of International Small Cap Fund	2019
Calvin Y. Zhang	Senior Analyst/ Portfolio Manager	2019
Buying and Selling Fund Shares
You may buy or sell shares of International Small Cap on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
International Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of International Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), International Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend International Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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